Tyler Technologies Reports Earnings for Third Quarter 2026
SaaS revenues grew 21.2% and free cash flow reached a new quarterly high
PLANO, Texas – October 28, 2026 – Tyler Technologies, Inc. (NYSE: TYL), a large-cap growth and value S&P 500 company, today announced financial results for the third quarter ended September 30, 2026.
"We achieved solid third quarter results, with double-digit recurring revenue growth, robust margin expansion, strong bookings, and record quarterly free cash flow," said Lynn Moore, Tyler's executive chair, president and chief executive officer. "Strong SaaS bookings reinforce healthy public sector demand, reflected in a growing sales pipeline and driven by continued public sector investment in digital modernization. Our government-grade AI strategy is delivering tangible progress, with approximately 300 deals containing AI sold across our client base to date. Combined with disciplined capital allocation, including our repurchase of approximately 8.5% of our outstanding shares year-to-date, these achievements position us well for a strong finish to 2026 and reinforce our confidence in our long-term growth initiatives that underpin our Tyler 2030 objectives," concluded Moore.
Third Quarter 2026 Financial Highlights (all comparisons are to the third quarter of 2025):
Revenues
•Total revenues were $647.6 million, up 8.7%.
•Recurring revenues were $568.8 million, up 11.0%, and comprised 87.8% of total revenues.
•Subscription revenues were $462.6 million, up 15.3%.
◦SaaS revenues grew 21.2% to $242.2 million.
◦Transaction revenues grew 9.5% to $220.4 million.
•Annualized recurring revenue (ARR) was $2.28 billion, up 11.0%.
Earnings/EBITDA
•GAAP operating income was $117.0 million, up 19.5%. Non-GAAP operating income was $182.1 million, up 14.8%.
•GAAP net income was $95.1 million, or $2.33 per diluted share, up 12.7%. Non-GAAP net income was $143.4 million, or $3.52 per diluted share, up 10.0%.
•Adjusted EBITDA was $192.7 million, up 13.4%.
Cash Flow
•Cash flows from operations were $282.5 million, up 10.7%.
•Free cash flow was $277.0 million, up 11.9%.

Tyler Technologies Reports Earnings
for Third Quarter 2026
October 28, 2026

"Third quarter results reflect the strength and resilience of Tyler's recurring revenue model. Recurring revenues grew 11.0%, driven by SaaS revenue growth of 21.2%. Transaction-based revenues growth accelerated to 9.5% (14.2% excluding the impact of the Texas payments contract wind-down). Free cash flow reached a quarterly record of $277 million, up 11.9%, supported by earnings growth and improved working capital performance," said Brian Miller, Tyler's executive vice president and chief financial officer. "During the quarter, we deployed capital across both strategic growth initiatives and shareholder returns, including the acquisition of CODY Systems and the repurchase of 1.1 million shares of our common stock. Supported by our strong balance sheet, robust cash generation, and significant remaining share repurchase authorization, we maintain financial flexibility to invest in growth initiatives, pursue disciplined acquisition opportunities, and continue building shareholder value," concluded Miller.
Recent Business Highlights
•On July 30, we completed the acquisition of CODY Systems, an established public safety company that provides SaaS software and data management, integration, and exchange solutions for public safety, law enforcement, and other public sector entities, for approximately $27.7 million in cash.
•We repurchased 1,148,389 shares of our common stock during the quarter for approximately $379 million, with approximately $1.37 billion remaining under our previously announced repurchase authorizations.

Financial Outlook for 2026
As of October 28, 2026, Tyler Technologies is providing the following guidance for the full year 2026:

Guidance for 2026	Range
Total revenues	$2.535 billion to $2.565 billion
Non-GAAP diluted earnings per share	$12.95 to $13.20
Free cash flow margin	26% to 28%
Research and development expense	$245 million to $250 million
Capital expenditures	$20 million to $22 million
Capitalized software development costs included in capex	$5 million
Net interest income	$15 million to $17 million

Tyler Technologies has not reconciled forward-looking full-year non-GAAP financial measures to their most directly comparable GAAP measures, as permitted by item 10(e)(1)(i)(B) of Regulation S-K. Such reconciliations would require unreasonable efforts at this time to estimate and quantify with a reasonable degree of certainty various necessary GAAP components, including for example those related to stock-based compensation, acquisition transactions, tax items or others that may arise during the year. These components and other factors could materially impact the amount of the future directly comparable GAAP measures, which may differ significantly from their non-GAAP counterparts.

Tyler Technologies Reports Earnings
for Third Quarter 2026
October 28, 2026

Conference Call
Prepared remarks, the quarterly earnings presentation providing additional information and analysis, and supplemental materials can be found at the Financials section of Tyler's investor relations website. Tyler Technologies will hold a Q&A conference call on Thursday, October 29, 2026, at 8:30 a.m. ET. Participants can pre-register for the teleconference here. Alternatively, participants can join the teleconference by dialing 833-461-5787 with the meeting ID 900 456 382.
The live audio webcast and archived replay can also be accessed at the Events & Presentations section of Tyler's investor relations website.
About Tyler Technologies, Inc.
Tyler Technologies (NYSE: TYL) is a leading provider of technology solutions purpose-built exclusively for the public sector. Tyler’s end-to-end solutions empower local, state, and federal government entities to operate efficiently and transparently with residents and each other. By connecting data and processes across disparate systems, Tyler’s solutions strengthen the core operations of government and help agencies turn insight into action for their communities. With more than 50,000 installations across 16,000 client locations, Tyler serves clients in all 50 states, Canada, the Caribbean, Australia, and other international locations. Tyler has been recognized numerous times for growth and innovation, including on Government Technology’s GovTech 100 list. More information about Tyler Technologies, an S&P 500 company headquartered in Plano, Texas, can be found at tylertech.com.
Non-GAAP Financial Measures
Tyler Technologies has provided in this press release financial measures that have not been prepared in accordance with generally accepted accounting principles (GAAP) and are therefore considered non-GAAP financial measures. This information includes non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating income, non-GAAP operating margin, non-GAAP net income, non-GAAP earnings per diluted share, EBITDA, adjusted EBITDA, free cash flow, and free cash flow margin. We use these non-GAAP financial measures internally in analyzing our financial results and believe they are useful to investors, as a supplement to GAAP measures, in evaluating Tyler’s ongoing operational performance because they provide additional insight in comparing results from period to period while isolating the effects of some items that vary from period to period without correlation to core operating performance. Tyler believes the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing our financial results with other companies in our industry, many of which present similar non-GAAP financial measures. EBITDA is net income before interest expense, other income, income taxes, depreciation, and amortization. Non-GAAP and adjusted financial measures discussed above exclude share-based compensation expense, employer portion of payroll taxes on employee stock transactions, expenses associated with amortization of intangibles arising from business combinations, acquisition-related expenses, restructuring costs and other, gain on remeasurement of equity investment, and non-recurring items in other income, net. Annualized recurring revenue (ARR) is calculated by annualizing the current quarter's recurring revenues from subscriptions and maintenance.
Tyler currently uses a non-GAAP tax rate of 23.0%. This rate is based on Tyler's estimated annual GAAP income tax rate forecast, adjusted to account for items excluded from GAAP income in calculating Tyler's non-GAAP income, as well as significant non-recurring tax adjustments. The non-GAAP tax rate used in future periods will be reviewed periodically to determine whether it remains appropriate in consideration of factors including Tyler's periodic annual effective tax rate calculated in accordance with GAAP, changes resulting from tax legislation, changes in the geographic mix of revenues and expenses, and other factors

Tyler Technologies Reports Earnings
for Third Quarter 2026
October 28, 2026

deemed significant. Due to differences in tax treatment of items excluded from non-GAAP earnings, as well as the methodology applied to Tyler's estimated annual tax rate as described above, the estimated tax rate on non-GAAP income may differ from the GAAP tax rate and from Tyler's actual tax liabilities.
Non-GAAP financial measures should be considered in addition to, and not as a substitute for, or superior to, financial information prepared in accordance with GAAP. The non-GAAP measures used by Tyler Technologies may be different from non-GAAP measures used by other companies. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures, which has been provided in the financial statement tables included below in this press release.
Forward-looking Statements
This document contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are not historical in nature and typically address future or anticipated events, trends, expectations or beliefs with respect to our financial condition, results of operations or business. Forward-looking statements often contain words such as “believes,” “expects,” “anticipates,” “foresees,” “forecasts,” “estimates,” “plans,” “intends,” “continues,” “may,” “will,” “should,” “projects,” “might,” “could” or other similar words or phrases. Similarly, statements that describe our business strategy, outlook, objectives, plans, intentions or goals also are forward-looking statements. We believe there is a reasonable basis for our forward-looking statements, but they are inherently subject to risks and uncertainties and actual results could differ materially from the expectations and beliefs reflected in the forward-looking statements. We presently consider the following to be among the important factors that could cause actual results to differ materially from our expectations and beliefs: (1) changes in the budgets or regulatory environments of our clients, including local, state and federal government agencies, that could negatively impact information technology spending; (2) disruption to our business and harm to our competitive position resulting from cyber-attacks, evolving use of artificial intelligence (“AI”), security vulnerabilities and software updates, or changes in our ability to access third-party software and services; (3) our ability to protect client information from security breaches or misuse through AI and to provide uninterrupted operations of data centers; (4) our ability to achieve growth or operational synergies through the integration of acquired businesses, while avoiding unanticipated costs and disruptions to existing operations; (5) material portions of our business require the Internet infrastructure to be adequately maintained; (6) our ability to actively monitor developments in AI regulation and ethical standards as we expect that future changes in the regulatory landscape may affect our product development timelines, compliance costs, and market opportunities related to AI; (7) our ability to successfully research, develop, integrate, and commercialize AI capabilities into our solutions, to achieve client adoption of those capabilities, and to effectively monetize them is subject to significant risks, including the continued need for substantial investment, competition from new and existing market participants offering alternative AI solutions, and the possibility that clients may not adopt or pay for AI features at the levels we expect, any of which could result in disruption to our business, adversely affect our revenue and margins, and harm our competitive position; (8) our ability to achieve our financial forecasts due to various factors, including project delays by our clients, reductions in transaction size, fewer transactions, delays in delivery of new products or releases or a decline in our renewal rates for service agreements; (9) general economic, political and market conditions, including inflation and changes in interest rates; (10) technological and market risks associated with the development of new technologies, products or services or of new versions of existing or acquired products or services; (11) competition in the industry in which we conduct business and the impact of competition on pricing, client retention and pressure for new products or services; (12) the ability to attract and retain qualified personnel and dealing with rising labor costs, the loss or retirement of key members of management or other key

Tyler Technologies Reports Earnings
for Third Quarter 2026
October 28, 2026

personnel; and (13) costs of compliance and any failure to comply with government and stock exchange regulations. These factors and other risks that affect our business are described in our filings with the Securities and Exchange Commission, including the detailed “Risk Factors” contained in our most recent annual report on Form 10-K and quarterly report on Form 10-Q. We expressly disclaim any obligation to publicly update or revise our forward-looking statements.
(Comparative results follow)
Contact: Hala Elsherbini
Senior Director, Investor Relations
Tyler Technologies, Inc.
972-713-3770
hala.elsherbini@tylertech.com

Source: Tyler Technologies
#TYL_Financial
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TYLER TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Amounts in thousands, except per share data)
(Unaudited)

	Three months ended September 30,		Nine months ended September 30,
	2026	2025	2026	2025

Revenues:
Subscriptions	$462,602	$401,094	$1,346,071	$1,181,158
Maintenance	106,239	111,312	320,923	336,236
Professional services	62,968	64,728	186,941	187,390
Other	15,757	18,745	52,230	52,377
Total revenues	647,566	595,879	1,906,165	1,757,161

Cost of revenues:
Subscriptions, maintenance, and professional services	305,924	289,070	906,254	859,718
Amortization of software development	5,470	6,195	16,673	17,079
Amortization of acquired software	8,786	9,376	26,302	27,989
Other	9,177	9,786	35,236	30,658
Total cost of revenues	329,357	314,427	984,465	935,444

Gross profit	318,209	281,452	921,700	821,717

Sales and marketing expense	40,023	37,560	118,671	110,345
General and administrative expense	81,561	79,971	259,259	236,024
Research and development expense	63,349	51,788	185,908	150,474
Amortization of other intangibles	16,239	14,201	45,918	42,173

Operating income	117,037	97,932	311,944	282,701

Interest expense	(3,773)	(1,235)	(7,813)	(3,743)
Gain on remeasurement of equity investment	—	—	25,048	—
Other income, net	7,893	10,855	19,031	26,397
Income before income taxes	121,157	107,552	348,210	305,355
Income tax provision	26,083	23,159	78,444	55,283
Net income	$95,074	$84,393	$269,766	$250,072

Earnings per common share:
Basic	$2.35	$1.96	$6.55	$5.80
Diluted	$2.33	$1.93	$6.51	$5.70

Weighted average common shares outstanding:
Basic	40,491	43,135	41,179	43,085
Diluted	40,731	43,834	41,451	43,879

TYLER TECHNOLOGIES, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(Amounts in thousands, except per share data)
(Unaudited)

	Three months ended September 30,		Nine months ended September 30,
Reconciliation of non-GAAP gross profit and margin	2026	2025	2026	2025
GAAP gross profit	$318,209	$281,452	$921,700	$821,717
Non-GAAP adjustments:
Add: Share-based compensation expense included in cost of revenues	9,167	9,307	28,145	26,912
Add: Amortization of acquired software	8,786	9,376	26,302	27,989
Non-GAAP gross profit	$336,162	$300,135	$976,147	$876,618
GAAP gross margin	49.1%	47.2%	48.4%	46.8%
Non-GAAP gross margin	51.9%	50.4%	51.2%	49.9%

	Three months ended September 30,		Nine months ended September 30,
Reconciliation of non-GAAP operating income and margin	2026	2025	2026	2025
GAAP operating income	$117,037	$97,932	$311,944	$282,701
Non-GAAP adjustments:
Add: Share-based compensation expense	39,214	36,669	120,035	112,631
Add: Employer portion of payroll tax related to employee stock transactions	103	159	1,332	2,278
Add: Acquisition-related costs	492	214	2,803	247
Add: Restructuring costs and other	189	57	6,004	105
Add: Amortization of acquired software	8,786	9,376	26,302	27,989
Add: Amortization of other intangibles	16,239	14,201	45,918	42,173
Non-GAAP adjustments subtotal	65,023	60,676	202,394	185,423
Non-GAAP operating income	$182,060	$158,608	$514,338	$468,124
GAAP operating margin	18.1%	16.4%	16.4%	16.1%
Non-GAAP operating margin	28.1%	26.6%	27.0%	26.6%

TYLER TECHNOLOGIES, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(Amounts in thousands, except per share data)
(Unaudited)

	Three months ended September 30,		Nine months ended September 30,
Reconciliation of non-GAAP net income and earnings per share	2026	2025	2026	2025
GAAP net income	$95,074	$84,393	$269,766	$250,072
Non-GAAP adjustments:
Add: Total non-GAAP adjustments to operating income	65,023	60,676	202,394	185,423
Less: Gain on remeasurement of equity investment	—	—	(25,048)	—
Add: Non-recurring items in other income, net	—	—	1,406	—
Less: Income tax impact	(16,738)	(14,692)	(42,757)	(55,142)
Non-GAAP net income	$143,359	$130,377	$405,761	$380,353
GAAP earnings per diluted share	$2.33	$1.93	$6.51	$5.70
Non-GAAP earnings per diluted share	$3.52	$2.97	$9.79	$8.67

	Three months ended September 30,		Nine months ended September 30,
Detail of share-based compensation expense	2026	2025	2026	2025
Cost of revenues	$9,167	$9,307	$28,145	$26,912
Operating expenses	30,047	27,362	91,890	85,719
Total share-based compensation expense	$39,214	$36,669	$120,035	$112,631

	Three months ended September 30,		Nine months ended September 30,
Reconciliation of EBITDA and adjusted EBITDA	2026	2025	2026	2025
GAAP net income	$95,074	$84,393	$269,766	$250,072
Amortization of other intangibles	16,239	14,201	45,918	42,173
Depreciation and amortization included in cost of revenues, sales and marketing expense, general and administrative expense, and research and development expense	19,383	20,683	58,401	61,214
Interest expense	3,773	1,235	7,813	3,743
Gain on remeasurement of equity investment	—	—	(25,048)	—
Other income, net	(7,893)	(10,855)	(19,031)	(26,397)
Income tax provision	26,083	23,159	78,444	55,283
EBITDA	$152,659	$132,816	$416,263	$386,088
Share-based compensation expense	39,214	36,669	120,035	112,631
Acquisition-related costs	492	214	2,803	247
Employer portion of payroll tax related to employee stock transactions	103	159	1,332	2,278
Lease restructuring costs and other	189	57	6,004	105
Adjusted EBITDA	$192,657	$169,915	$546,437	$501,349

TYLER TECHNOLOGIES, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(Amounts in thousands, except per share data)
(Unaudited)

	Three months ended September 30,		Nine months ended September 30,
Reconciliation of free cash flow	2026	2025	2026	2025
Net cash provided by operating activities	$282,473	$255,191	$514,146	$409,660
Less: additions to property and equipment	(4,433)	(3,876)	(12,721)	(11,698)
Less: investment in software development	(1,062)	(3,738)	(3,167)	(14,138)
Free cash flow	$276,978	$247,577	$498,258	$383,824
Free cash flow margin	42.8%	41.5%	26.1%	21.8%

TYLER TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Amounts in thousands)
 (Unaudited)

	September 30, 2026	December 31, 2025
ASSETS
Current assets:
Cash and cash equivalents	$788,222	$1,015,400
Accounts receivable, net	684,176	638,798
Short-term investments	91,172	81,800
Prepaid expenses and other current assets	88,937	84,142
Income tax receivable	9,469	23,748
Total current assets	1,661,976	1,843,888

Accounts receivable, long-term portion	16,567	5,968
Operating lease right-of-use assets	37,551	35,602
Property and equipment, net	160,823	160,355

Other assets:
Software development costs, net	48,645	68,371
Goodwill	2,770,159	2,590,013
Other intangibles, net	834,981	780,414
Non-current investments	25,289	60,698
Other non-current assets	89,439	93,599
Total assets	$5,645,430	$5,638,908

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$390,117	$365,346
Operating lease liabilities	11,182	9,598
Deferred revenue	846,284	780,838
Current portion of convertible senior notes due 2026, net	—	599,663
Total current liabilities	1,247,583	1,755,445

Convertible senior notes due 2031, net	1,410,110	—
Deferred revenue, long-term	17,971	20,988
Deferred income taxes	110,451	95,063
Operating lease liabilities, long-term	34,011	33,347
Other long-term liabilities	34,969	31,276
Total liabilities	2,855,095	1,936,119

Shareholders' equity	$2,790,335	$3,702,789
Total liabilities and shareholders' equity	$5,645,430	$5,638,908

TYLER TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Amounts in thousands)
(Unaudited)

	Three months ended September 30,		Nine months ended September 30,
	2026	2025	2026	2025
Cash flows from operating activities:
Net income	$95,074	$84,393	$269,766	$250,072
Adjustments to reconcile net income to cash provided by operations:
Depreciation and amortization	37,131	34,988	111,892	103,931
Gains from sale of investments	—	—	(4)	—
Share-based compensation expense	39,214	36,669	120,035	112,631
Operating lease right-of-use assets expense	1,988	2,300	7,880	7,160
Deferred income tax provision	9,492	37,462	41,358	26,382
Gain on remeasurement of equity investment	—	—	(25,048)	—
Other	194	43	227	82
Changes in operating assets and liabilities, exclusive of effects of acquired companies	99,380	59,336	(11,960)	(90,598)
Net cash provided by operating activities	282,473	255,191	514,146	409,660

Cash flows from investing activities:
Additions to property and equipment	(4,433)	(3,876)	(12,721)	(11,698)
Purchase of marketable security investments	(4,725)	(72,680)	(56,206)	(179,966)
Proceeds and maturities from marketable security investments	8,090	42,023	81,850	76,307
Investment in software development	(1,062)	(3,738)	(3,167)	(14,138)
Cost of acquisitions, net of cash acquired	(24,739)	(16,907)	(239,030)	(35,137)
Other	(9)	(1)	4	525
Net cash used by investing activities	(26,878)	(55,179)	(229,270)	(164,107)

Cash flows from financing activities:
Repayment of convertible senior notes due 2026	—	—	(600,000)	—
Proceeds from issuance of convertible senior notes due 2031	—	—	1,437,500	—
Purchase of capped call transactions	—	—	(187,163)	—
Payment of debt issuance costs	—	—	(31,704)	—
Purchase of treasury shares	(369,097)	(173,045)	(1,124,102)	(174,650)
Payment of employee taxes paid for withheld shares upon equity award settlement, net of proceeds from exercise of stock options	5,526	15,461	(16,608)	12,306
Contributions from employee stock purchase plan	4,376	4,561	13,554	13,883
Other	(3,531)	(335)	(3,531)	(7,712)
Net cash used by financing activities	(362,726)	(153,358)	(512,054)	(156,173)

Net (decrease) increase in cash and cash equivalents	(107,131)	46,654	(227,178)	89,380
Cash and cash equivalents at beginning of period	895,353	787,447	1,015,400	744,721

Cash and cash equivalents at end of period	$788,222	$834,101	$788,222	$834,101